UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 16, 2004


                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     333-91334                13-3836437
      -----------------                ------------          -------------------
 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

383 Madison Avenue
New York, New York                                                  10179
    ---------------------                                         ----------
    (Address of Principal                                         (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000



--------------------------------------------------------------------------------



Item 7.  Financial Statements Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Amendment No. 1 to the Pooling and Servicing Agreement, dated as of January 1, 2004, among Bear Stearns Asset Backed Securities, Inc., as depositor, EMC Mortgage Corporation, as seller and master servicer and LaSalle Bank National Association, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      BEAR STEARNS ASSET BACKED SECURITIES,
                                      INC.

                                      By:  /s/ Joseph T. Jurkowski, Jr.
                                           ----------------------------
                                      Name:   Joseph T. Jurkowski, Jr.
                                      Title:  Vice President

Dated: April 16, 2004

                                    EXHIBITS